UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on January 19, 2021, Jaguar Health, Inc. (the “Company”) issued and sold to Streeterville Capital, LLC (“Streeterville”) a secured promissory note in the original principal amount of $6,220,812.50 (as amended, the “2021 Note”) pursuant to that certain Note Purchase Agreement between the same parties dated as of the even date.

On September 23, 2026, the Company entered into privately negotiated exchange agreements with Streeterville (collectively, the “2021 Note Exchange Agreements”), pursuant to which the Company issued an aggregate of 182,091 shares (the “2021 Note Exchange Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”) to Streeterville in exchange for a $1,678,320 reduction in the outstanding balance of the 2021 Note (the “2021 Note Exchange Transaction”).

The 2021 Note Exchange Agreements include representations, warranties, and covenants customary for a transaction of this type.

The foregoing description of the 2021 Note Exchange Agreements does not purport to be complete and is qualified in its entirety by the 2021 Note Exchange Agreements, the form of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on September 23, 2026, the Company entered into privately negotiated exchange agreements with Streeterville, pursuant to which the Company issued an aggregate of 547,898 shares of Common Stock to Streeterville in exchange for a $5,049,909.26 reduction in the outstanding balance of that certain secured promissory note in the original principal amount of $10,810,000 issued and sold by the Company to Streeterville on November 12, 2025 (as amended, the “2025 Note”) (the “2025 Note Exchange Transaction”). Upon completion of the 2025 Note Exchange Transaction, the 2025 Note was fully paid and cancelled.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety. The 2021 Note Exchange Shares were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 8.01	Other Events.

As of September 24, 2026, the Company had approximately 1,463,958 shares of Common Stock issued and outstanding.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of the 2021 Note Exchange Agreement.

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
Date: September 24, 2026	Title:	President and Chief Executive Officer